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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                August 11, 2000
                               ----------------
                       (Date of Earliest Event Reported)



                              SOLV-EX CORPORATION
                              -------------------
            (Exact Name of Registrant as specified in its charter)



                                  New Mexico
                                  ----------
                (State or other jurisdiction of incorporation)



             0-9897                                    85-0283729
             ------                                    ----------
    (Commission File Number)             (IRS Employer Identification Number)



                2127 Menaul NE, Albuquerque, New Mexico   87107
                -----------------------------------------------
          (Address of principal executive offices including zip code)



                                (505) 883-0331
                                --------------
              (Registrant's telephone number including area code)


                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Items
         -----------

  Holders of Solv-Ex Corporation Series 5A Warrants Expiring August 31, 2000
                               CUSIP 834382 11 1


On August 11, 2000, the Board of Directors of Solv-Ex Corporation extended the maturity date of the Series 5A Warrants from August 31, 2000 to August 31, 2002. All other terms and conditions of the Series 5A Warrants will remain the same until further notice.

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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 14, 2000              SOLV-EX CORPORATION
                                    (Registrant)



                                    By /s/ Frank Ciotti
                                       -------------------------------------
                                       Frank Ciotti,
                                       Chief Financial Officer

                                      -3-